UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2003

Center Financial Corporation

(Exact name of Registrant as specified in its charter)

Commission file number: 000-50050

California	52-2380548
(State of Incorporation)	(IRS Employer Identification No.)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

Item 7:    Financial Statements and Exhibits.

(c)    Exhibits

99.1	Press release concerning earnings for June 30, 2003 calendar quarter.

Item 9:    Regulation FD Disclosure.

On July 21, 2003 Center Financial Corporation issued a press release concerning its results of operations and financial condition as of and for the calendar quarter ended June 30, 2003. This information is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2003	/s/ YONG HWA KIM
Center Financial Corporation Yong Hwa Kim Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release concerning results of operations and financial conditions as of and for the calendar quarter ended June 30, 2003

4